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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): October 19, 2004




                              GLOBAL MATRECHS, INC.
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             (Exact Name of Registrant as Specified in its Charter)



         Delaware                    0-29204                     58-2153309
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(State or Other Jurisdiction       (Commission                 (IRS Employer
     of Incorporation)             File Number)              Identification No.)



90 Grove Street, Suite 201 Ridgefield, Connecticut                  06877
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(Address of Principal Executive Offices)                          (Zip Code)



Registrant's telephone number, including area code:  (203) 431-6665




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.02  UNREGISTERED SALES OF EQUITY SECURITIES.

           Global Matrechs, Inc., a Delaware corporation (the "Company"), and Southridge Partners LP entered into a securities purchase agreement dated October 19, 2004 relating to the private placement of a 2% secured convertible promissory note in the aggregate principal amount of $250,000 with a maturity of two (2) years (the "Note") and a warrant to purchase 10,000,000 shares of its common stock at an exercise price of $0.025 per share, which expires in five years (the "Warrant"). The Company granted the initial purchaser a 120-day option to purchase an additional note in an aggregate principal amount of up to $1,000,000 on the same terms and conditions as the Note.

           The Note is convertible, at the option of the holder, into shares of common stock of the Company at a conversion price of $0.02 per share. The holder of the Note may require the Company to repurchase some or all of its Note if the market price of the common stock of the Company falls below $0.03 per share for ten (10) consecutive trading days, at a repurchase price equal to 140% of the principal amount of the Note.

           The Company expects to receive approximately $225,000 in proceeds after deducting offering expenses. The Company intends to use the proceeds for general corporate purposes. The private placement was exempt from registration under Section 4(2) of the Securities Act of 1993, as amended.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  Exhibits

                Number  Title
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                  4.1   2% Secured Convertible Promissory Note dated October 19,
                        2004 issued to Southridge Partners LP
                 99.1 Securities Purchase Agreement dated October 19, 2004 between Global Matrechs, Inc. and Southridge Partners LP
                 99.2 Common Stock Purchase Warrant dated October 19, 2004 issued to Southridge Partners LP
                 99.3 Press Release dated October 19, 2004 entitled, "Global Matrechs, Inc. Secures Financing"






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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Global Matrechs, INC.

Date:  October 18, 2004

                                             By: /s/ Michael Sheppard
                                                 -------------------------------
                                             Michael Sheppard
                                             President, Chief Executive Officer,
                                             Chief Operating Officer and Acting
                                             Chief Financial Officer










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                                  EXHIBIT INDEX



Number   Title
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  4.1    2% Secured Convertible Promissory Note dated October 19, 2004 issued to
         Southridge Partners LP
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 99.1    Securities Purchase Agreement dated October 19, 2004 between Global
         Matrechs, Inc. and Southridge Partners LP
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 99.2    Common Stock Purchase Warrant dated October 19, 2004 issued to
         Southridge Partners LP
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 99.3    Press Release dated October 19, 2004 entitled, "Global Matrechs, Inc.
         Secures Financing"
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